UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

      Date of report (Date of earliest event reported): SEPTEMBER 27, 2005


                              AEROFLEX INCORPORATED
               (Exact Name of Registrant as Specified in Charter)



     DELAWARE                         000-02324                 11-1974412
(State or Other                      (Commission               (IRS Employer
  Jurisdiction                       File Number)            Identification No.)
of Incorporation)


   35 SOUTH SERVICE ROAD, PLAINVIEW, NEW YORK                       11803
    (Address of Principal Executive Offices)                      (Zip Code)

                                 (516) 694-6700
              (Registrant's telephone number, including area code)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

_ Written communications pursuant to Rule 425 under the Securities Act
  (17 CFR 230.425)
_ Soliciting material pursuant to Rule 14a-12 under the Exchange Act
  (17 CFR 240.14a-12)
_ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
  Act (17 CFR 240.14d-2(b))
_ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
  Act (17 CFR 240.13e-4(c))


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ITEM 5.02  DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
           APPOINTMENT OF PRINCIPAL OFFICERS.

     (b)(c) On September 27, 2005, the Board of Directors of the Registrant designated Charles Badlato as the Registrant's principal financial officer and principal accounting officer. Mr. Badlato shall be responsible for signing the Registrant's periodic reports and requisite certifications filed with the Securities and Exchange Commission. In accordance with the terms of the Consulting and Retirement Agreement, dated August 17, 2005, between Michael Gorin and the Registrant, Mr. Gorin ceased to be Chief Financial Officer of the Registrant, effective September 27, 2005, but remains as Vice Chairman until December 31, 2005.

     Mr. Badlato, age 46, is the Registrant's Vice President, Treasurer and Assistant Secretary and will retain his current titles and responsibilities. Mr. Badlato has been an employee of the Registrant in various financial positions since December 1987. He has been Vice President since February 2004 and Treasurer since February 1994. From May 1981 until December 1987, Mr. Badlato was employed by various certified public accounting firms.

     In November 2003, the Registrant entered into an Employment Agreement with Mr. Badlato. The Agreement provides for a term of employment ending in November 2006; however the term automatically extends for successive one year periods unless notice of non-renewal is given, which notice has not, as of this date, been given. Pursuant to the Agreement, Mr. Badlato currently receives a base salary of $197,978, together with cost of living adjustments.

     There is no arrangement or understanding between Mr. Badlato and any other person pursuant to which he was designated as principal financial officer and principal accounting officer of the Registrant.

     There is no family relationship between Mr. Badlato and any director or other executive officer of the Registrant.

     There were no transactions or series of similar transactions since the beginning of the Registrant's last fiscal year, or any currently proposed transaction or series of similar transactions, to which the Registrant was a party in which the amount exceeds $60,000 and in which Mr. Badlato has a direct or indirect material interest.



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


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   AEROFLEX INCORPORATED


                                   By:  /s/Charles Badlato
                                      -------------------------------------
                                      Name:  Charles Badlato
                                      Title: Vice President and Treasurer


Date:   October 3, 2005


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